Exhibit 99.1
                                 ____________


                             DERIVED INFORMATION
                             -------------------
                          $246,033,118 Certificates
                  COUNTRYWIDE HOME EQUITY LOAN TRUST 1996-A
             Revolving Home Equity Loan Asset-Backed Certificates
                           CWABS, Inc. (Depositor)
           Countrywide Home Loans, Inc. (Seller & Master Servicer)



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

SECURITIES OFFERED/(1)/
-----------------------

                                                      ESTIMATED       EST. PRINCIPAL    EXPECTED      STATED         EXPECTED
                     EXPECTED                         WAL/MDUR         PMT. WINDOW        FINAL       FINAL           RATINGS
    SECURITIES         SIZE          BENCHMARK          (YRS)             (MOS)         MATURITY     MATURITY      (MOODY'S/S&P)
   To 10% Call     $246,033,118     1 Mo LIBOR        4.23/3.54         90 months        5/15/04      1/2028          Aaa/AAA
   To Maturity     $246,033,118     1 Mo LIBOR        4.25/3.56         97 months       12/15/04      1/2028          Aaa/AAA



(1) The base case pricing assumptions used are 32% CPR and 22% CDR.


THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.


SENSITIVITY ANALYSIS
--------------------

         WEIGHTED AVERAGE LIFE/(1)/ AND PRINCIPAL PAYMENT WINDOW/(2)/
            SENSITIVITY OF THE CERTIFICATES TO PAYMENTS AND DRAWS

                         (ASSUMES 10% CLEAN UP CALL)
                          -------------------------

                     CONDITIONAL PREPAYMENT RATE (% CPR)



                                      10%                       20%                        26%                       32%
       CONSTANT DRAW          WAL         Window         WAL         Window         WAL        Window         WAL        Window
        RATE (% CDR)          (yrs)      (months)        (yrs)      (months)       (yrs)      (months)       (yrs)      (months)
            0%                8.35         264           3.96          125         2.94          93          2.30          73
            10%               9.53         164           5.08          118         3.78          99          2.90          83
            18%               7.97         129           6.63          112         4.88          100         3.70          89
            22%               7.97         129           6.82          103         5.63          99          4.23          90
            26%               7.97         129           6.40          94          6.57          98          4.89          91
            30%               7.97         129           6.39          94          6.14          88          5.72          90


(TABLE CONTINUED)
                                                38%                              45%                              50%
          CONSTANT DRAW               WAL            Window            WAL            Window            WAL            Window
           RATE (% CDR)               (yrs)         (months)           (yrs)         (months)           (yrs)         (months)
                0%                    1.86             59              1.50             48              1.29             41
               10%                    2.27             69              1.74             54              1.46             46
               18%                    2.85             78              2.14             65              1.74             54
               22%                    3.23             81              2.40             70              1.94             60
               26%                    3.70             83              2.71             73              2.18             65
               30%                    4.28             84              3.09             76              2.47             69


___________________
(1)  The weighted average life of each of the Certificates is determined by
     (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the Original Certificate Principal Balance.
(2) The window of the Certificates is number of months during which principal is repaid.



THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.

         WEIGHTED AVERAGE LIFE/(1)/ AND PRINCIPAL PAYMENT WINDOW/(2)/
            SENSITIVITY OF THE CERTIFICATES TO PAYMENTS AND DRAWS

                          (ASSUMES NO CLEAN UP CALL)
                          -------------------------



                     CONDITIONAL PREPAYMENT RATE (% CPR)


                                      10%                        20%                       26%                       32%
       CONSTANT DRAW           WAL        Window         WAL         Window        WAL         Window         WAL        Window
        RATE (% CDR)          (yrs)      (months)       (yrs)       (months)       (yrs)      (months)       (yrs)      (months)
            0%                8.51          287         4.31          284          3.20         211          2.50          165
            10%               9.56          173         5.14          134          3.85         120          2.98          108
            18%               7.99          135         6.64          117          4.91         107          3.74          100
            22%               7.99          135         6.82          106          5.65         103          4.25          97
            26%               7.99          135         6.40           96          6.58         100          4.90          95
            30%               7.99          135         6.39           96          6.14          89          5.73          93


(TABLE CONTINUED)
                                                38%                              45%                              50%
    CONSTANT DRAW RATE (% CDR)        WAL            Window            WAL            Window            WAL            Window
                                     (yrs)          (months)          (yrs)          (months)          (yrs)          (months)
                0%                    2.02             133             1.62             106             1.40             92
               10%                    2.36             96              1.83             83              1.54             73
               18%                    2.91             94              2.21             85              1.83             78
               22%                    3.27             92              2.45             85              2.01             80
               26%                    3.72             90              2.75             85              2.24             81
               30%                    4.29             88              3.12             84              2.51             81


___________________
(1)  The weighted average life of each of the Certificates is determined by
     (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the Original Certificate Principal Balance.
(2) The window of the Certificates is number of months during which principal is repaid.


THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.


COLLATERAL SUMMARY
------------------


TOTAL NUMBER OF LOANS                                                                                      9,064
AGGREGATE LOAN PRINCIPAL BALANCE                                                                 $216,574,732.71
AVERAGE LOAN PRINCIPAL BALANCE                                                                           $23,894
AVERAGE CREDIT LIMIT                                                                                     $34,552
AVERAGE CREDIT UTILIZATION RATE                                                                           69.15%
WEIGHTED AVERAGE COUPON (1)                                                                                9.85%
WEIGHTED AVERAGE MARGIN                                                                                    2.20%
WEIGHTED AVERAGE REMAINING TERM (MOS)                                                                        287
WEIGHTED AVERAGE SEASONING (MOS)                                                                               3
WEIGHTED AVERAGE LIFE CAP                                                                                 17.87%
WEIGHTED AVERAGE CLTV                                                                                     78.76%
WEIGHTED AVERAGE SECOND MTG. RATIO                                                                        25.36%
  (FOR LOANS IN SECOND LIEN POSITION ONLY)
LIEN POSITION (FIRST/SECOND)                                                                      4.99% / 95.01%
PROPERTY TYPE
     SINGLE FAMILY                                                                                        88.62%
     TWO TO FOUR FAMILY                                                                                    1.01%
     CONDO                                                                                                 1.96%
     PUD                                                                                                   8.41%
OCCUPANCY STATUS
     SECOND HOME                                                                                           0.90%
     INVESTMENT                                                                                            2.57%
     OWNER OCCUPIED                                                                                       96.53%
GEOGRAPHIC DISTRIBUTION:                                                California/(2)/:                  30.54%
OTHER STATE ACCOUNT INDIVIDUALLY FOR LESS THAN 4% OF THE                     Washington:                   7.20%
INITIAL POOL BALANCE
                                                                               Colorado:                   4.75%
                                                                                   Utah:                   4.54%
                                                                                Florida:                   4.28%
DAYS DELINQUENT (AS OF 10/31/96)                                                0 to 29:                  99.82%
                                                                               30 to 59:                   0.18%


(1) 24.65% OF THE LOANS ARE SUBJECT TO A 3-MONTH INTRODUCTORY RATE OF 6.99% PER ANNUM.
(2) CONSISTS OF 36.3% OF NORTHERN CA LOANS, AND 63.7% SOUTHERN CA LOANS BY PRINCIPAL BALANCE.


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.

                             DERIVED INFORMATION
                             -------------------
                          $246,033,118 Certificates
                  COUNTRYWIDE HOME EQUITY LOAN TRUST 1996-A
             Revolving Home Equity Loan Asset-Backed Certificates
                           CWABS, Inc. (Depositor)
           Countrywide Home Loans, Inc. (Seller & Master Servicer)



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY CWABS, INC. OR COUNTRYWIDE HOME LOANS, INC. THE COMPUTATIONAL MATERIALS CONTAINED HEREIN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE RELIED UPON AS INDICATIVE OF THE PERFORMANCE OF THE SECURITIES. ANY DECISION BY AN INVESTOR TO PURCHASE SECURITIES SHOULD BE BASED UPON THE FINAL PROSPECTUS ONLY. THE INFORMATION CONTAINED HEREIN SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO DELIVERY OF A FINAL PROSPECTUS. THE YIELD TO INVESTORS WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS UNDERLYING THE SECURITIES, THE ACTUAL CHARACTERISTICS OF SUCH MORTGAGE LOANS AND THE PURCHASE PRICE PAID. ACCORDINGLY, NO REPRESENTATION, WARRANTY OR UNDERTAKING, EXPRESS OR IMPLIED, IS MADE AND NO RESPONSIBILITY IS ACCEPTED BY COUNTRYWIDE SECURITIES CORPORATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN OR ANY FURTHER INFORMATION SUPPLIED IN CONNECTION WITH THE SECURITIES. THE INFORMATION CONTAINED HEREIN IS NOT INTENDED TO PROVIDE A BASIS OF ANY CREDIT OR OTHER EVALUATION AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION BY COUNTRYWIDE SECURITIES CORPORATION THAT ANY RECIPIENT OF THIS INFORMATION OR ANY OTHER INFORMATION SHOULD PURCHASE THE SECURITIES. THE RECIPIENT HEREOF SHOULD MAKE ITS OWN INDEPENDENT INVESTIGATION AND APPRAISAL OF THE SECURITIES. COUNTRYWIDE SECURITIES CORPORATION IS ACTING AS AN UNDERWRITER OF SUCH SECURITIES. COUNTRYWIDE SECURITIES CORPORATION IS AN AFFILIATE OF CWABS, INC., AND COUNTRYWIDE HOME LOANS, INC.

SECURITIES OFFERED/(1)/
-----------------------

                                                      ESTIMATED       EST. PRINCIPAL    EXPECTED      STATED         EXPECTED
                     EXPECTED                         WAL/MDUR         PMT. WINDOW        FINAL       FINAL           RATINGS
    SECURITIES         SIZE          BENCHMARK          (YRS)             (MOS)         MATURITY     MATURITY      (MOODY'S/S&P)
   To 10% Call     $246,033,118     1 Mo LIBOR        4.23/3.54         90 months        5/15/04      1/2028          Aaa/AAA
   To Maturity     $246,033,118     1 Mo LIBOR        4.25/3.56         97 months       12/15/04      1/2028          Aaa/AAA



(1) The base case pricing assumptions used are 32% CPR and 22% CDR.


THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.


SENSITIVITY ANALYSIS
--------------------

         WEIGHTED AVERAGE LIFE/(1)/ AND PRINCIPAL PAYMENT WINDOW/(2)/
            SENSITIVITY OF THE CERTIFICATES TO PAYMENTS AND DRAWS

                         (ASSUMES 10% CLEAN UP CALL)
                          -------------------------

                     CONDITIONAL PREPAYMENT RATE (% CPR)



                                      10%                       20%                        26%                       32%
       CONSTANT DRAW          WAL         Window         WAL         Window         WAL        Window         WAL        Window
        RATE (% CDR)          (yrs)      (months)        (yrs)      (months)       (yrs)      (months)       (yrs)      (months)
            0%                8.35         264           3.96          125         2.94          93          2.30          73
            10%               9.53         164           5.08          118         3.78          99          2.90          83
            18%               7.97         129           6.63          112         4.88          100         3.70          89
            22%               7.97         129           6.82          103         5.63          99          4.23          90
            26%               7.97         129           6.40          94          6.57          98          4.89          91
            30%               7.97         129           6.39          94          6.14          88          5.72          90


(TABLE CONTINUED)
                                                38%                              45%                              50%
          CONSTANT DRAW               WAL            Window            WAL            Window            WAL            Window
           RATE (% CDR)               (yrs)         (months)           (yrs)         (months)           (yrs)         (months)
                0%                    1.86             59              1.50             48              1.29             41
               10%                    2.27             69              1.74             54              1.46             46
               18%                    2.85             78              2.14             65              1.74             54
               22%                    3.23             81              2.40             70              1.94             60
               26%                    3.70             83              2.71             73              2.18             65
               30%                    4.28             84              3.09             76              2.47             69


___________________
(1)  The weighted average life of each of the Certificates is determined by
     (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the Original Certificate Principal Balance.
(2) The window of the Certificates is number of months during which principal is repaid.



THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.

         WEIGHTED AVERAGE LIFE/(1)/ AND PRINCIPAL PAYMENT WINDOW/(2)/
            SENSITIVITY OF THE CERTIFICATES TO PAYMENTS AND DRAWS

                          (ASSUMES NO CLEAN UP CALL)
                          -------------------------



                     CONDITIONAL PREPAYMENT RATE (% CPR)


                                      10%                        20%                       26%                       32%
       CONSTANT DRAW           WAL        Window         WAL         Window        WAL         Window         WAL        Window
        RATE (% CDR)          (yrs)      (months)       (yrs)       (months)       (yrs)      (months)       (yrs)      (months)
            0%                8.51          287         4.31          284          3.20         211          2.50          165
            10%               9.56          173         5.14          134          3.85         120          2.98          108
            18%               7.99          135         6.64          117          4.91         107          3.74          100
            22%               7.99          135         6.82          106          5.65         103          4.25          97
            26%               7.99          135         6.40           96          6.58         100          4.90          95
            30%               7.99          135         6.39           96          6.14          89          5.73          93


(TABLE CONTINUED)
                                                38%                              45%                              50%
    CONSTANT DRAW RATE (% CDR)        WAL            Window            WAL            Window            WAL            Window
                                     (yrs)          (months)          (yrs)          (months)          (yrs)          (months)
                0%                    2.02             133             1.62             106             1.40             92
               10%                    2.36             96              1.83             83              1.54             73
               18%                    2.91             94              2.21             85              1.83             78
               22%                    3.27             92              2.45             85              2.01             80
               26%                    3.72             90              2.75             85              2.24             81
               30%                    4.29             88              3.12             84              2.51             81


___________________
(1)  The weighted average life of each of the Certificates is determined by
     (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the Original Certificate Principal Balance.
(2) The window of the Certificates is number of months during which principal is repaid.


THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.


COLLATERAL SUMMARY
------------------


TOTAL NUMBER OF LOANS                                                                                      9,064
AGGREGATE LOAN PRINCIPAL BALANCE                                                                 $216,574,732.71
AVERAGE LOAN PRINCIPAL BALANCE                                                                           $23,894
AVERAGE CREDIT LIMIT                                                                                     $34,552
AVERAGE CREDIT UTILIZATION RATE                                                                           69.15%
WEIGHTED AVERAGE COUPON (1)                                                                                9.85%
WEIGHTED AVERAGE MARGIN                                                                                    2.20%
WEIGHTED AVERAGE REMAINING TERM (MOS)                                                                        287
WEIGHTED AVERAGE SEASONING (MOS)                                                                               3
WEIGHTED AVERAGE LIFE CAP                                                                                 17.87%
WEIGHTED AVERAGE CLTV                                                                                     78.76%
WEIGHTED AVERAGE SECOND MTG. RATIO                                                                        25.36%
  (FOR LOANS IN SECOND LIEN POSITION ONLY)
LIEN POSITION (FIRST/SECOND)                                                                      4.99% / 95.01%
PROPERTY TYPE
     SINGLE FAMILY                                                                                        88.62%
     TWO TO FOUR FAMILY                                                                                    1.01%
     CONDO                                                                                                 1.96%
     PUD                                                                                                   8.41%
OCCUPANCY STATUS
     SECOND HOME                                                                                           0.90%
     INVESTMENT                                                                                            2.57%
     OWNER OCCUPIED                                                                                       96.53%
GEOGRAPHIC DISTRIBUTION:                                                California/(2)/:                  30.54%
OTHER STATE ACCOUNT INDIVIDUALLY FOR LESS THAN 4% OF THE                     Washington:                   7.20%
INITIAL POOL BALANCE
                                                                               Colorado:                   4.75%
                                                                                   Utah:                   4.54%
                                                                                Florida:                   4.28%
DAYS DELINQUENT (AS OF 10/31/96)                                                0 to 29:                  99.82%
                                                                               30 to 59:                   0.18%


(1) 24.65% OF THE LOANS ARE SUBJECT TO A 3-MONTH INTRODUCTORY RATE OF 6.99% PER ANNUM.
(2) CONSISTS OF 36.3% OF NORTHERN CA LOANS, AND 63.7% SOUTHERN CA LOANS BY PRINCIPAL BALANCE.


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.

                             DERIVED INFORMATION
                             ___________________

                          $246,033,118 Certificates
                  COUNTRYWIDE HOME EQUITY LOAN TRUST 1996-A
             Revolving Home Equity Loan Asset-Backed Certificates
                           CWABS, Inc. (Depositor)
           Countrywide Home Loans, Inc. (Seller & Master Servicer)




THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY CWABS, INC. OR COUNTRYWIDE HOME LOANS, INC. THE INFORMATION CONTAINED HEREIN IS A SUMMARY ONLY AND SHOULD NOT BE RELIED UPON AS INDICATIVE OF THE PERFORMANCE OF THE SECURITIES. ANY DECISION BY AN INVESTOR TO PURCHASE SECURITIES SHOULD BE BASED UPON THE FINAL PROSPECTUS ONLY. THE INFORMATION CONTAINED HEREIN SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO DELIVERY OF A FINAL PROSPECTUS. ACCORDINGLY, NO REPRESENTATION, WARRANTY OR UNDERTAKING, EXPRESS OR IMPLIED, IS MADE AND NO RESPONSIBILITY IS ACCEPTED BY COUNTRYWIDE SECURITIES CORPORATION AS TO THE ACCURACY OF COMPLETENESS OF THE INFORMATION CONTAINED HEREIN OR ANY FURTHER INFORMATION SUPPLIED IN CONNECTION WITH THE SECURITIES. THE INFORMATION CONTAINED HEREIN IS NOT INTENDED TO PROVIDE A BASIS OF ANY CREDIT OR OTHER EVALUATION AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION BY COUNTRYWIDE SECURITIES CORPORATION THAT ANY RECIPIENT OF THIS INFORMATION OR ANY OTHER INFORMATION SHOULD PURCHASE THE SECURITIES. THE RECIPIENT HEREOF SHOULD MAKE ITS OWN INDEPENDENT INVESTIGATION AND APPRAISAL OF THE SECURITIES. COUNTRYWIDE SECURITIES CORPORATION IS ACTING AS AN UNDERWRITER OF SUCH SECURITIES. COUNTRYWIDE SECURITIES CORPORATION IS AN AFFILIATE OF CWABS, INC., AND COUNTRYWIDE HOME LOANS, INC.

TERMS OF THE OFFERING
---------------------

  Managers:                               LEHMAN BROTHERS
                                          Countrywide Securities Corporation

  Seller & Servicer                       Countrywide Home Loans

  Prepayment/Draw Assumptions:            32% CPR, 22% CDR

  Cut-Off Date:                           October 31, 1996

  Collateral Pool:                        The collateral pool consists of
                                          $251,054,202.11 (the "Initial Pool
                                          Balance") of Home Equity Revolving
                                          Credit Line Loans (the "Mortgage
                                          Loans") secured primarily by one-
                                          to-four family residential
                                          properties located in 44 states.
                                          The statistical information
                                          concerning the pool of Mortgage
                                          Loans (the "Statistic Calculation
                                          Pool" and each such Mortgage Loan,
                                          a "Statistic Calculation Pool
                                          Mortgage Loan") does not reflect
                                          all of the Mortgage Loans which
                                          will be included on the Closing
                                          Date in the final pool.  The
                                          Statistic Calculation Pool
                                          reflects the Mortgage Loans
                                          originated by the Seller through
                                          September 30, 1996 (the "Statistic
                                          Calculation Date").  The following
                                          statistical information is based
                                          on the number and principal
                                          balances of the Mortgage Loans as
                                          of the Statistic Calculation Date.
                                          The aggregate principal balance of
                                          the Statistic Calculation Pool
                                          Mortgage Loans is $216,574,732.71.
                                          Countrywide expects that the
                                          actual pool as of the Cut-Off Date
                                          will represent approximately
                                          $251,054,202.11.  The Statistic
                                          Calculation Pool Mortgage Loans
                                          have an average principal balance
                                          of $23,894 and an average credit
                                          limit of $34,552.  The Mortgage
                                          Loans have loan rates equal to the
                                          sum of Wall Street Journal Prime
                                          plus a margin ranging from 0.125%
                                          to 5.50%.  The weighted average
                                          margin is 2.20%.  The weighted
                                          average CLTV is 78.76%, the
                                          average credit limit utilization
                                          rate is 69.15%.

                                          Approximately 24.65% of the
                                          Statistical Calculation Pool
                                          Mortgage Loans are subject to
                                          introductory rates which extend
                                          for a three month period from the
                                          funding date.  Following the
                                          "teaser" period, the Mortgage
                                          Loans will reset to a rate equal
                                          to the Prime rate plus the
                                          applicable margin.

  Structure:                              One class of securities (the
                                          "Certificates") will be formed and
                                          offered publicly to investors.
                                          The Certificates will be rated
                                          Aaa/AAA by Moody's and S&P,
                                          respectively.  The other class of
                                          securities (the "Seller Interest")
                                          will be unrated and will be
                                          retained by the Seller.

                                          The principal balance of the
                                          Certificates, will initially
                                          represent $246,033,118 or 98% of
                                          the Initial Pool Balance.  The
                                          Seller Interest will have an
                                          initial principal balance of
                                          $5,021,084 or approximately 2% of
                                          the Initial Pool Balance.


THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.


  Credit Enhancement:                     (i)  Monthly subordination of
                                               Excess Interest
                                               (approximately 4.28% per
                                               annum of the Pool Balance);

                                          (ii) Combination of
                                               Overcollateralization and a
                                               Spread Account equal to 1.60%
                                               of the initial Pool Balance
                                               ($4,016,867).  After month
                                               30, the Reserve Account
                                               Balance will step-down
                                               provided that certain
                                               performance triggers are
                                               satisfied.  The floor level
                                               of the combined
                                               Overcollateralization and
                                               Spread Account will be 0.50%
                                               of the Initial Pool Balance.

                                          (iii)     FSA will unconditionally
                                                    guarantee 100% payment
                                                    of principal on the
                                                    Certificates and timely
                                                    interest payments at the
                                                    Certificate rate.  The
                                                    Surety Bond will not
                                                    cover any interest
                                                    shortfalls resulting
                                                    from prepayments on the
                                                    Mortgage Loans or from
                                                    the application of the
                                                    Soldiers' and Sailors'
                                                    Civil Relief Act of
                                                    1940.

  Certificate Insurer:                    FSA Insurance Corporation ("FSA")
                                          FSA is rated Aaa/AAA (Moody's/S&P)

  Interest Payments:                      Interest on the Certificates will
                                          be paid at a rate of one month
                                          LIBOR plus a margin of (0.18)%
                                          (the "Certificate Rate") subject
                                          to a maximum rate.  The "Maximum
                                          Rate" as of the Cut-Off Date will
                                          be equal to the weighted average
                                          Mortgage Loan rate less the 0.50%
                                          Servicing Fee, a 0.50% carveout
                                          beginning in month seven and less
                                          the combined 0.12% Credit
                                          Enhancement Premium and Trustee
                                          Fee.  Interest will accrue on an
                                          actual/360 basis from the last
                                          Distribution Date to the day
                                          preceding the next Distribution
                                          Date, except for the first
                                          Distribution Date when it accrues
                                          from the Closing Date.

  LIBOR Reset Date:                       The LIBOR rate is determined two
                                          business days prior to the
                                          preceding Distribution Date for
                                          the Certificates (or two business
                                          days prior to the Closing Date in
                                          the case of the first Distribution
                                          Date).

  Distribution Date:                      The Distribution Date for the
                                          Certificates will be on the 15th
                                          of each month or if such date is
                                          not a Business Day, the next
                                          succeeding Business Day commencing
                                          December 15, 1996.

  Managed Amortization Period:            Begins on the first Distribution
                                          Date and ends on the earlier of
                                          the 60th Distribution Date or the
                                          occurrence of a Rapid Amortization
                                          Event (as defined below).

  Rapid Amortization Period:              Begins on the earlier of the 61st
                                          Distribution Date (December 2001)
                                          or the occurrence of a Rapid
                                          Amortization Event.

  Principal Payments:                     Excluding any Rapid Amortization
                                          Events, the allocation of
                                          Principal Collections to the
                                          Certificates are divided into two
                                          distinct periods:  the Managed
                                          Amortization Period and the Rapid
                                          Amortization Period.


THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.


  Principal Payments (cont'd):            During the Managed Amortization
                                          Period, holders of Certificates
                                          will receive the lesser of:

                                          (A)  Principal Collections less
                                               Draws; and

                                          (B)  98% of the Principal
                                               Collections.

                                          During the Rapid Amortization
                                          Period, holders of Certificates
                                          will receive 98% of the Principal
                                          Collections.

                                          Principal payments to investors on
                                          the first Distribution Date will
                                          include Principal Collections for
                                          the first collection period which
                                          will extend from the Cutoff Date
                                          to November 30, 1996.  In all
                                          periods, any Principal Collections
                                          remaining after distribution to
                                          the Certificateholders will be
                                          distributed to the Seller.

  Rapid Amortization Events:              (i)  Aggregate cumulative
                                               principal balance of draws
                                               under the Surety Bond exceeds
                                               1% of the Original
                                               Certificate Balance.

                                          (ii) A declaration of bankruptcy
                                               or insolvency by either the
                                               Seller or the Servicer.

                                          (iii)     The trust becomes
                                                    subject to the
                                                    Investment Co. Act of
                                                    1940.

                                          (iv) The failure of the Seller to
                                               make certain required
                                               payments or to observe
                                               certain other covenants.

                                          (v)  The failure of the Seller to
                                               remedy a breach of
                                               representation.

  Optional Cleanup Call:                  Less than or equal to 10% of the
                                          initial Certificate Principal
                                          Balance.

  Expected Final Maturity:                To Call:       5/15/04
                                          To Maturity:   12/15/04

  Legal Final Maturity:                   The Distribution Date in January
                                          2028

  Expected Pricing/Settlement:            Week of November 11,
                                          1996/November (21), 1996 (Subject
                                          to change)

  Record Date:                            One business day prior to each
                                          Distribution Date.

  Delivery:                               Denominations beginning with
                                          $1,000 and integral multiples in
                                          excess thereof.  Book-entry
                                          through DTC.

  Trustee:                                The First National Bank of Chicago

  Tax Status:                             Debt for Federal income tax
                                          purposes.

  SMMEA:                                  Certificates are NOT SMMEA
                                          eligible.


THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.


COLLATERAL SUMMARY
------------------

The statistical information concerning the pool of Mortgage Loans (the "Statistic Calculation Pool" and each such Mortgage Loan, a "Statistic Calculation Pool Mortgage Loan") does not reflect all of the Mortgage Loans which will be included on the Closing Date in the final pool. The Statistic Calculation Pool reflects the Mortgage Loans originated by the Seller through September 30, 1996 (the "Statistic Calculation Date"). The following statistical information is based on the number and principal balances of the Mortgage Loans as of the Statistic Calculation Date. The aggregate principal balance of the Statistic Calculation Pool Mortgage Loans is $216,574,732.71. The Depositor expects that the actual pool as of the Closing Date will represent approximately $251,054,202.11.

TOTAL NUMBER OF LOANS                                                                                      9,064
AGGREGATE LOAN PRINCIPAL BALANCE                                                                 $216,574,732.71
AVERAGE LOAN PRINCIPAL BALANCE                                                                           $23,894
AVERAGE CREDIT LIMIT                                                                                     $34,552
AVERAGE CREDIT UTILIZATION RATE                                                                           69.15%
WEIGHTED AVERAGE COUPON(1)                                                                                 9.85%
WEIGHTED AVERAGE MARGIN                                                                                    2.20%
WEIGHTED AVERAGE REMAINING TERM (MOS)                                                                        287
WEIGHTED AVERAGE SEASONING (MOS)                                                                               3
WEIGHTED AVERAGE LIFE CAP                                                                                 17.87%
WEIGHTED AVERAGE CLTV                                                                                     78.76%
WEIGHTED AVERAGE SECOND MTG. RATIO                                                                        25.36%
(FOR LOANS IN SECOND LIEN POSITION ONLY)
LIEN POSITION (FIRST/SECOND)                                                                      4.99% / 95.01%
PROPERTY TYPE
     SINGLE FAMILY                                                                                        88.62%
     TWO TO FOUR FAMILY                                                                                    1.01%
     CONDO                                                                                                 1.96%
     PUD                                                                                                   8.41%
OCCUPANCY STATUS
     SECOND HOME                                                                                           0.90%
     INVESTMENT                                                                                            2.57%
     OWNER OCCUPIED                                                                                       96.53%
GEOGRAPHIC DISTRIBUTION:                                                California/(2)/:                  30.54%
OTHER STATE ACCOUNT INDIVIDUALLY FOR LESS THAN 4% OF THE                     Washington:                   7.20%
INITIAL POOL BALANCE
                                                                               Colorado:                   4.75%
                                                                                   Utah:                   4.54%
                                                                                Florida:                   4.28%
DAYS DELINQUENT (AS OF 10/31/96)                                                0 to 29:                  99.82%
                                                                               30 to 59:                   0.18%


     (1) 24.65% OF THE LOANS ARE SUBJECT TO A 3-MONTH INTRODUCTORY RATE OF 6.99% PER ANNUM.
     (2) CONSISTS OF 36.3% OF NORTHERN CA LOANS, AND 63.7% SOUTHERN CA LOANS BY PRINCIPAL BALANCE.


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE SHOULD BE ACCOMPANIED BY A DISCLAIMER WHICH MUST BE READ IN ITS ENTIRETY BY THE ADDRESSEE.